SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): July 21, 1998

                  TRUST CREATED BY BLOCK MORTGAGE FINANCE, INC.
        (under Pooling and Servicing Agreement dated as of July 1, 1998, which Trust is the Issuer of Block Mortgage Finance
                    Asset Backed Certificates, Series 1998-2)
                ________________________________________________
             (Exact name of registrant as specified in its charter)

                                    New York
                             _______________________

                 (State or other jurisdiction of incorporation)



        333-14041                                   Applied For
  ________________________________________________________________________
  (Commission File Number)               (IRS Employer Identification No.)

        One First National Plaza, Suite 0126
        Chicago, Illinois
        Attention:  Corporate Trust Administration,
        Block Mortgage Finance
        Asset Backed Certificates, Series 1998-2            60670-0126
        _________________________________________________________________
       (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (312) 407-0192


                                 Not applicable
          ___________________________________________________________
         (Former name or former address, if changed since last report)

ITEM 7.        FINANCIAL  STATEMENTS,  PRO FORMA FINANCIAL  INFORMATION
               AND EXHIBITS

Exhibit 1 Underwriting Agreement Relating to Block Mortgage Asset Backed Certificates, Series 1998-2

Exhibit 4 Pooling and Servicing Agreement Relating to Block Mortgage Finance Asset Backed Certificates, Series 1998-2

Exhibit 99.1 Certificate Guaranty Insurance Policy, Policy Number 27069, Relating to Block Mortgage Finance Asset Backed Certificates, Series 1998-2, Group 1 Certificates

Exhibit 99.2 Certificate Guaranty Insurance Policy, Policy Number 27070, Relating to Block Mortgage Finance Asset Backed Certificates, Series 1998-2 Group 2 Certificates

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BLOCK MORTGAGE FINANCE, INC., as
                              Registrant

Date: August 5, 1998          By:  /s/ Bret G. Wilson
                                   ___________________________
                                   Bret G. Wilson, President

                                  EXHIBIT INDEX


      Exhibit No.                           Description

          1 Underwriting Agreement Relating to Block Mortgage Asset Backed Certificates, Series 1998-2

          4 Pooling and Servicing Agreement Relating to Block Mortgage Finance Asset Backed Certificates, Series 1998-2

          99.1      Certificate Guaranty Insurance Policy,  Policy Number 27069,
                    Relating   to   Block   Mortgage    Finance   Asset   Backed
                    Certificates, Series 1998-2 Group 1 Certificates

          99.2      Certificate Guaranty Insurance Policy,  Policy Number 27070,
                    Relating   to   Block   Mortgage    Finance   Asset   Backed
                    Certificates, Series 1998-2, Group 2 Certificates